SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 17, 2006

EXACT SCIENCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-32179	02-0478229
(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive, Marlborough, Massachusetts	01752
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (508) 683-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05               Costs Associated With Exit or Disposal Activities.

On October 17, 2006, EXACT Sciences Corporation (the “Company”) notified 21 employees of their termination from the Company, effective October 20, 2006, under a plan of termination described in paragraph 8 of FASB Statement of Financial Accounting Standards No. 146 “Accounting For Costs Associated With Exit or Disposal Activities,” under which charges will be incurred under generally accepted accounting principles (the “Restructuring”).  The Restructuring was initiated to reduce the Company’s overall cost structure and to preserve its cash resources.   Following the Restructuring, the Company intends to focus its efforts on obtaining inclusion in colorectal cancer screening guidelines, obtaining Medicare coverage for stool-based DNA screening and optimization and further validation of its next generation colorectal cancer screening technology.

As of the date of this filing, the Company estimates that the total charges for the Restructuring will consist of approximately $700,000 for one-time termination benefits, which will be recorded in the fourth fiscal quarter of 2006.  All of the charges will result in future cash expenditures.  The Company is in the process of assessing its current facility needs and could incur additional restructuring charges, in the form of write-offs of leasehold improvements, other fixed assets or other facility charges in the event facilities are consolidated.

Information contained in this Current Report on Form 8-K that relates to the Company’s anticipated expense reductions, restructuring charges, financial performance, business prospects and plans, and similar matters are “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements involve risks and uncertainties that could cause our actual results to differ materially from the future results expressed or implied by the forward-looking statements. All information set forth herein is current as of the date of this Current Report on Form 8-K.  The Company undertakes no duty to update any statement in light of new information or future events except as required by applicable law. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s  filings with the Securities and Exchange Commission, including, but not limited to, its latest annual report on Form 10-K and subsequent quarterly reports on Form 10-Q.

Item 7.01               Regulation FD Disclosure.

On October 17, 2006 the Company issued a press release, a copy of which is being furnished as Exhibit 99.1 to this Report on Form 8-K.

The information in this Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01               Financial Statements and Exhibits.

(d)                                 Exhibits:

99.1                           Press Release issued by the Company on October 17, 2006, furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT Sciences Corporation

October 17, 2006	By:	/s/ Jeffrey R. Luber
Jeffrey R. Luber
Vice President, Chief Financial Officer, Treasurer, General Counsel, and Secretary